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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549





                                    FORM 8-K





                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report September 6, 1996

NetVantage, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware
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                 (State of Other Jurisdiction of Incorporation)


0-25992                                  95-4324525
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     (Commission File Number)            (I.R.S. Employer Identification No.)


201 Continental Boulevard, Suite 210, El Segundo, California       90245-4427
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               (Address of Principal Executive Offices)            (Zip Code)


(310)726-4130
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

        On September 3, 1996 the Registrant notified registered holders of Class A Warrants of its intention to redeem the warrants effective on October 3, 1996.


ITEM 7. EXHIBITS

        (a) Notice of Redemption of Warrants to Purchase Common Stock



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NetVantage, Inc.
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                                                   (Registrant)


Date:  September 6, 1996                By:      /s/ Thomas V. Baker
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                                                     Thomas V. Baker
                                              Vice President Finance & CFO